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                                                                    EXHIBIT 23.1


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 333-33345) of our report dated January 15, 1999, included in Syntroleum Corporation's Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP

Tulsa, Oklahoma
June 17, 1999